Fees Summary	Feb. 27, 2026 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	819.07
Total Transaction Valuation	5,930,997.00
Total Offset Amount	0.00
Net Fee	$ 819.07